                                                                   EXHIBIT 4(b)

No.                                                                      Shares
                                                               ----------

                 AIM INTERNATIONAL EQUITY FUND - CLASS A SHARES

                                       OF

                         AIM INTERNATIONAL FUNDS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                                           SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

THIS CERTIFIES THAT:
                                                           *********************
                        [VOID]                             * CUSIP 008882 10 2 *
                                                           *********************

Is the holder of

             FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE OF $.001 PER SHARE

Shares of Common Stock of the above named Portfolio and Class of AIM INTERNATIONAL FUNDS, INC. are transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


            Dated                                   Countersigned:
                                                       A I M FUND SERVICES, INC.
        /s/ ROBERT H. GRAHAM )                         Transfer Agent
               President     )                         (Houston, Texas)
[SEAL]                       ) FOR THE DIRECTORS
        /s/ CAROL F. RELIHAN )
               Secretary     )                      By:
                                                       ------------------------
                                                         Authorized Signature


006117

The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the stock or each class which the Corporation is authorized to issue, differences in the relative rights and preferences between the shares of each series to the extent they have been set, and authority of the Board of Directors to set the relative rights and preferences of each series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to application laws or regulations:

     TEN COM    - as tenants in common

     TEN ENT    - as tenants by the entireties

     JT TEN     - as joint tenants with right of survivorship and not as
                  tenants in common

UNIF GIFT MIN ACT-               Custodian                  under Uniform Gifts
                   -------------            ---------------
                      (Cust)                     (Minor)

                   to Minors Act
                                 --------------------------
                                          (State)

Additional abbreviations may also be used though not in the above list.


For value received,                             hereby sell, assign and transfer
                    ---------------------------

           PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
          *****************************************
unto      *                                       *
          *****************************************  --------------------------

Please print or type name and address including zip code of assignee.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         shares
------------------------------------------------------------------------
of common stock represented by the within certificate, and hereby irrevocably constitute and appoint attorney
----------------------------------------------------------------------
to transfer the said shares on the books of the within mentioned Corporation with full power of substitution in the premises.

Dated
      -------------------------------------------------------------------------

-------------------------------------------------------------------------------

Signature guaranteed:

-------------------------------------------------------------------------------


     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the New York Stock Exchange Medallion Signature Program, provided that in either event, the amount of transaction involved does not exceed the surety coverage amount indicated on the medallion.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

No.                                                                      Shares
                                                               ----------

                 AIM INTERNATIONAL EQUITY FUND - CLASS B SHARES

                                       OF

                         AIM INTERNATIONAL FUNDS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                                           SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

THIS CERTIFIES THAT:
                                                           *********************
                        [VOID]                             * CUSIP 008882 50 8 *
                                                           *********************

Is the holder of

             FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE OF $.001 PER SHARE

Shares of Common Stock of the above named Portfolio and Class of AIM INTERNATIONAL FUNDS, INC. are transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


            Dated                                   Countersigned:
                                                       A I M FUND SERVICES, INC.
        /s/ ROBERT H. GRAHAM )                         Transfer Agent
               President     )                         (Houston, Texas)
[SEAL]                       ) FOR THE DIRECTORS
        /s/ CAROL F. RELIHAN )
               Secretary     )                      By:
                                                       ------------------------
                                                         Authorized Signature


1529

The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the stock or each class which the Corporation is authorized to issue, differences in the relative rights and preferences between the shares of each series to the extent they have been set, and authority of the Board of Directors to set the relative rights and preferences of each series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to application laws or regulations:

     TEN COM    - as tenants in common

     TEN ENT    - as tenants by the entireties

     JT TEN     - as joint tenants with right of survivorship and not as
                  tenants in common

UNIF GIFT MIN ACT-               Custodian                  under Uniform Gifts
                   -------------            ---------------
                      (Cust)                     (Minor)

                   to Minors Act
                                 --------------------------
                                          (State)

Additional abbreviations may also be used though not in the above list.


For value received,                             hereby sell, assign and transfer
                    ---------------------------

           PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
          *****************************************
unto      *                                       *
          *****************************************  --------------------------

Please print or type name and address including zip code of assignee.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         shares
------------------------------------------------------------------------
of common stock represented by the within certificate, and hereby irrevocably constitute and appoint attorney
----------------------------------------------------------------------
to transfer the said shares on the books of the within mentioned Corporation with full power of substitution in the premises.

Dated
      -------------------------------------------------------------------------

-------------------------------------------------------------------------------

Signature guaranteed:

-------------------------------------------------------------------------------


     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the New York Stock Exchange Medallion Signature Program, provided that in either event, the amount of transaction involved does not exceed the surety coverage amount indicated on the medallion.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

No.                                                                      Shares
                                                               ----------

               AIM GLOBAL AGGRESSIVE GROWTH FUND - CLASS A SHARES

                                       OF

                         AIM INTERNATIONAL FUNDS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                                           SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

THIS CERTIFIES THAT:
                                                           *********************
                        [VOID]                             * CUSIP 008882 20 1 *
                                                           *********************

Is the holder of

             FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE OF $.001 PER SHARE

Shares of Common Stock of the above named Portfolio and Class of AIM INTERNATIONAL FUNDS, INC. are transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


            Dated                                    Countersigned:

                                                       A I M FUND SERVICES, INC.
        /s/ ROBERT H. GRAHAM  )                        Transfer Agent
               President      )                        (Houston, Texas)
[SEAL]                        ) FOR THE DIRECTORS
        /s/ CAROL F. RELIHAN  )
               Secretary      )                      By:
                                                        ------------------------
                                                          Authorized Signature


006128

The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the stock or each class which the Corporation is authorized to issue, differences in the relative rights and preferences between the shares of each series to the extent they have been set, and authority of the Board of Directors to set the relative rights and preferences of each series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to application laws or regulations:

     TEN COM    - as tenants in common

     TEN ENT    - as tenants by the entireties

     JT TEN     - as joint tenants with right of survivorship and not as
                  tenants in common

UNIF GIFT MIN ACT-               Custodian                  under Uniform Gifts
                   -------------            ---------------
                      (Cust)                     (Minor)

                   to Minors Act
                                 --------------------------
                                          (State)

Additional abbreviations may also be used though not in the above list.


For value received,                             hereby sell, assign and transfer
                    ---------------------------

           PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
          *****************************************
unto      *                                       *
          *****************************************  --------------------------

Please print or type name and address including zip code of assignee.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         shares
------------------------------------------------------------------------
of common stock represented by the within certificate, and hereby irrevocably constitute and appoint attorney
----------------------------------------------------------------------
to transfer the said shares on the books of the within mentioned Corporation with full power of substitution in the premises.

Dated
      -------------------------------------------------------------------------

-------------------------------------------------------------------------------

Signature guaranteed:

-------------------------------------------------------------------------------


     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the New York Stock Exchange Medallion Signature Program, provided that in either event, the amount of transaction involved does not exceed the surety coverage amount indicated on the medallion.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

No.                                                                      Shares
                                                               ----------

               AIM GLOBAL AGGRESSIVE GROWTH FUND - CLASS B SHARES

                                       OF

                         AIM INTERNATIONAL FUNDS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                                           SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

THIS CERTIFIES THAT:
                                                           *********************
                        [VOID]                             * CUSIP 008882 60 7 *
                                                           *********************

Is the holder of

             FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE OF $.001 PER SHARE

Shares of Common Stock of the above named Portfolio and Class of AIM INTERNATIONAL FUNDS, INC. are transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


            Dated                                   Countersigned:
                                                       A I M FUND SERVICES, INC.
        /s/ ROBERT H. GRAHAM )                         Transfer Agent
               President     )                         (Houston, Texas)
[SEAL]                       ) FOR THE DIRECTORS
        /s/ CAROL F. RELIHAN )
               Secretary     )                      By:
                                                       ------------------------
                                                         Authorized Signature


006150

The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the stock or each class which the Corporation is authorized to issue, differences in the relative rights and preferences between the shares of each series to the extent they have been set, and authority of the Board of Directors to set the relative rights and preferences of each series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to application laws or regulations:

     TEN COM    - as tenants in common

     TEN ENT    - as tenants by the entireties

     JT TEN     - as joint tenants with right of survivorship and not as
                  tenants in common

UNIF GIFT MIN ACT-               Custodian                  under Uniform Gifts
                   -------------            ---------------
                      (Cust)                     (Minor)

                   to Minors Act
                                 --------------------------
                                          (State)

Additional abbreviations may also be used though not in the above list.


For value received,                             hereby sell, assign and transfer
                    ---------------------------

           PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
          *****************************************
unto      *                                       *
          *****************************************  --------------------------

Please print or type name and address including zip code of assignee.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         shares
------------------------------------------------------------------------
of common stock represented by the within certificate, and hereby irrevocably constitute and appoint attorney
----------------------------------------------------------------------
to transfer the said shares on the books of the within mentioned Corporation with full power of substitution in the premises.

Dated
      -------------------------------------------------------------------------

-------------------------------------------------------------------------------

Signature guaranteed:

-------------------------------------------------------------------------------


     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the New York Stock Exchange Medallion Signature Program, provided that in either event, the amount of transaction involved does not exceed the surety coverage amount indicated on the medallion.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

No.                                                                      Shares
                                                               ----------

                    AIM GLOBAL GROWTH FUND - CLASS A SHARES

                                       OF

                         AIM INTERNATIONAL FUNDS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                                           SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

THIS CERTIFIES THAT:
                                                           *********************
                        [VOID]                             * CUSIP 008882 30 0 *
                                                           *********************

Is the holder of

             FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE OF $.001 PER SHARE

Shares of Common Stock of the above named Portfolio and Class of AIM INTERNATIONAL FUNDS, INC. are transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


            Dated                                   Countersigned:
                                                       A I M FUND SERVICES, INC.
        /s/ ROBERT H. GRAHAM )                         Transfer Agent
               President     )                         (Houston, Texas)
[SEAL]                       ) FOR THE DIRECTORS
        /s/ CAROL F. RELIHAN )
               Secretary     )                      By:
                                                       ------------------------
                                                         Authorized Signature


006121

The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the stock or each class which the Corporation is authorized to issue, differences in the relative rights and preferences between the shares of each series to the extent they have been set, and authority of the Board of Directors to set the relative rights and preferences of each series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to application laws or regulations:

     TEN COM    - as tenants in common

     TEN ENT    - as tenants by the entireties

     JT TEN     - as joint tenants with right of survivorship and not as
                  tenants in common

UNIF GIFT MIN ACT-               Custodian                  under Uniform Gifts
                   -------------            ---------------
                      (Cust)                     (Minor)

                   to Minors Act
                                 --------------------------
                                          (State)

Additional abbreviations may also be used though not in the above list.


For value received,                             hereby sell, assign and transfer
                    ---------------------------

           PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
          *****************************************
unto      *                                       *
          *****************************************  --------------------------

Please print or type name and address including zip code of assignee.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         shares
------------------------------------------------------------------------
of common stock represented by the within certificate, and hereby irrevocably constitute and appoint attorney
----------------------------------------------------------------------
to transfer the said shares on the books of the within mentioned Corporation with full power of substitution in the premises.

Dated
      -------------------------------------------------------------------------

-------------------------------------------------------------------------------

Signature guaranteed:

-------------------------------------------------------------------------------


     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the New York Stock Exchange Medallion Signature Program, provided that in either event, the amount of transaction involved does not exceed the surety coverage amount indicated on the medallion.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

No.                                                                      Shares
                                                               ----------

                    AIM GLOBAL GROWTH FUND - CLASS B SHARES

                                       OF

                         AIM INTERNATIONAL FUNDS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                                           SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

THIS CERTIFIES THAT:
                                                           *********************
                        [VOID]                             * CUSIP 008882 70 6 *
                                                           *********************

Is the holder of

             FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE OF $.001 PER SHARE

Shares of Common Stock of the above named Portfolio and Class of AIM INTERNATIONAL FUNDS, INC. are transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


            Dated                                   Countersigned:
                                                       A I M FUND SERVICES, INC.
        /s/ ROBERT H. GRAHAM )                         Transfer Agent
               President     )                         (Houston, Texas)
[SEAL]                       ) FOR THE DIRECTORS
        /s/ CAROL F. RELIHAN )
               Secretary     )                      By:
                                                       ------------------------
                                                         Authorized Signature


006151

The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the stock or each class which the Corporation is authorized to issue, differences in the relative rights and preferences between the shares of each series to the extent they have been set, and authority of the Board of Directors to set the relative rights and preferences of each series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to application laws or regulations:

     TEN COM    - as tenants in common

     TEN ENT    - as tenants by the entireties

     JT TEN     - as joint tenants with right of survivorship and not as
                  tenants in common

UNIF GIFT MIN ACT-               Custodian                  under Uniform Gifts
                   -------------            ---------------
                      (Cust)                     (Minor)

                   to Minors Act
                                 --------------------------
                                          (State)

Additional abbreviations may also be used though not in the above list.


For value received,                             hereby sell, assign and transfer
                    ---------------------------

           PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
          *****************************************
unto      *                                       *
          *****************************************  --------------------------

Please print or type name and address including zip code of assignee.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         shares
------------------------------------------------------------------------
of common stock represented by the within certificate, and hereby irrevocably constitute and appoint attorney
----------------------------------------------------------------------
to transfer the said shares on the books of the within mentioned Corporation with full power of substitution in the premises.

Dated
      -------------------------------------------------------------------------

-------------------------------------------------------------------------------

Signature guaranteed:

-------------------------------------------------------------------------------


     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the New York Stock Exchange Medallion Signature Program, provided that in either event, the amount of transaction involved does not exceed the surety coverage amount indicated on the medallion.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

No.                                                                      Shares
                                                               ----------

                    AIM GLOBAL INCOME FUND - CLASS A SHARES

                                       OF

                         AIM INTERNATIONAL FUNDS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                                           SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

THIS CERTIFIES THAT:
                                                           *********************
                        [VOID]                             * CUSIP 008882 40 9 *
                                                           *********************

Is the holder of

             FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE OF $.001 PER SHARE

Shares of Common Stock of the above named Portfolio and Class of AIM INTERNATIONAL FUNDS, INC. are transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


            Dated                                   Countersigned:
                                                       A I M FUND SERVICES, INC.
        /s/ ROBERT H. GRAHAM )                         Transfer Agent
               President     )                         (Houston, Texas)
[SEAL]                       ) FOR THE DIRECTORS
        /s/ CAROL F. RELIHAN )
               Secretary     )                      By:
                                                       ------------------------
                                                         Authorized Signature


006128

The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the stock or each class which the Corporation is authorized to issue, differences in the relative rights and preferences between the shares of each series to the extent they have been set, and authority of the Board of Directors to set the relative rights and preferences of each series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to application laws or regulations:

     TEN COM    - as tenants in common

     TEN ENT    - as tenants by the entireties

     JT TEN     - as joint tenants with right of survivorship and not as
                  tenants in common

UNIF GIFT MIN ACT-               Custodian                  under Uniform Gifts
                   -------------            ---------------
                      (Cust)                     (Minor)

                   to Minors Act
                                 --------------------------
                                          (State)

Additional abbreviations may also be used though not in the above list.


For value received,                             hereby sell, assign and transfer
                    ---------------------------

           PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
          *****************************************
unto      *                                       *
          *****************************************  --------------------------

Please print or type name and address including zip code of assignee.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         shares
------------------------------------------------------------------------
of common stock represented by the within certificate, and hereby irrevocably constitute and appoint attorney
----------------------------------------------------------------------
to transfer the said shares on the books of the within mentioned Corporation with full power of substitution in the premises.

Dated
      -------------------------------------------------------------------------

-------------------------------------------------------------------------------

Signature guaranteed:

-------------------------------------------------------------------------------


     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the New York Stock Exchange Medallion Signature Program, provided that in either event, the amount of transaction involved does not exceed the surety coverage amount indicated on the medallion.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

No.                                                                      Shares
                                                               ----------

                    AIM GLOBAL INCOME FUND - CLASS B SHARES

                                       OF

                         AIM INTERNATIONAL FUNDS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                                           SEE REVERSE SIDE FOR
                                                            CERTAIN DEFINITIONS

THIS CERTIFIES THAT:
                                                           *********************
                        [VOID]                             * CUSIP 008882 80 5 *
                                                           *********************

Is the holder of

             FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE OF $.001 PER SHARE

Shares of Common Stock of the above named Portfolio and Class of AIM INTERNATIONAL FUNDS, INC. are transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


            Dated                                   Countersigned:
                                                       A I M FUND SERVICES, INC.
        /s/ ROBERT H. GRAHAM )                         Transfer Agent
               President     )                         (Houston, Texas)
[SEAL]                       ) FOR THE DIRECTORS
        /s/ CAROL F. RELIHAN )
               Secretary     )                      By:
                                                       ------------------------
                                                         Authorized Signature


006151

The Corporation will furnish to any stockholder upon request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption of the stock or each class which the Corporation is authorized to issue, differences in the relative rights and preferences between the shares of each series to the extent they have been set, and authority of the Board of Directors to set the relative rights and preferences of each series.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to application laws or regulations:

     TEN COM    - as tenants in common

     TEN ENT    - as tenants by the entireties

     JT TEN     - as joint tenants with right of survivorship and not as
                  tenants in common

UNIF GIFT MIN ACT-               Custodian                  under Uniform Gifts
                   -------------            ---------------
                      (Cust)                     (Minor)

                   to Minors Act
                                 --------------------------
                                          (State)

Additional abbreviations may also be used though not in the above list.


For value received,                             hereby sell, assign and transfer
                    ---------------------------

           PLEASE INSERT SOCIAL SECURITY OR OTHER
              IDENTIFYING NUMBER OF ASSIGNEE
          *****************************************
unto      *                                       *
          *****************************************  --------------------------

Please print or type name and address including zip code of assignee.

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                                                                         shares
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of common stock represented by the within certificate, and hereby irrevocably constitute and appoint
                                                                       attorney
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to transfer the said shares on the books of the within mentioned Corporation with full power of substitution in the premises.

Dated
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Signature guaranteed:

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     Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the New York Stock Exchange Medallion Signature Program, provided that in either event, the amount of transaction involved does not exceed the surety coverage amount indicated on the medallion.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.